Summary Prospectus

June 28, 2019

Rimrock Core Bond Fund (RMRKX)

Investor Class Shares

Investment Adviser:

Rimrock Capital Management, LLC

The Securities and Exchange Commission has not approved or disapproved the Fund’s securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800-613-4924 or 312-557-1402. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary.

RIMROCK CORE BOND FUND

Investment Objective

The Rimrock Core Bond Fund (the “Fund”) seeks to maximize long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management Fees	0.30%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.71%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.06)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.65%

1	Other Expenses are based on estimated amounts for the current fiscal year.

2	Rimrock Capital Management, LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.65% of the Fund’s average daily net assets until June 30, 2021 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (other than excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment (less any reimbursement previously paid) if at any point Total Annual Fund Operating Expenses (other than excluded expenses) are below the contractual expense limit at the time of both (i) such fee waiver and/or expense reimbursement; and (ii) the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Rimrock Funds Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on June 30, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. This example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the contractual term of the arrangement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$66	$221

Portfolio Turnover

The Fund pays transaction costs, such as commissions and spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced investment operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income securities with varying maturities, issued by domestic and foreign entities. The Fund will use the Bloomberg Barclays U.S. Aggregate Bond Index (the “U.S. Aggregate Index”) as its benchmark and will seek to outperform the performance of that index.

Under normal conditions, the Fund’s target portfolio duration will be plus or minus two years from that of the U.S. Aggregate Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point.

The Fund invests in the U.S. and abroad, including in emerging market countries. The Fund may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

The Fund will seek to maintain a market value weighted average credit rating of “A-”. Up to 25% of the Fund’s net assets may be invested in securities rated below investment grade (such securities are considered speculative and are often called “junk bonds”) by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, as determined to be of comparable quality by the Adviser. There is no bottom limit on the ratings of securities that may be purchased or held by the Fund, and the Fund may also invest in loans and debt securities of distressed issuers or issuers in default at the time of purchase. The Fund will not invest more than 15% of its net assets in illiquid securities.

The Adviser will focus the Fund’s portfolio holdings in areas of the bond market that it believes are relatively undervalued and offer attractive prospective risk-adjusted returns compared to other segments of the bond market. The Fund’s portfolio may include various types of bonds and debt securities, including corporate bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money-market securities, municipal securities, derivatives (including options, futures, and swaps), private placements and restricted securities. These investments may have interest rates that are fixed, variable or floating.

The Fund may use derivatives, including futures, options and swaps, to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into repurchase agreements and reverse repurchase agreements, or by using other investment techniques. The Fund may regularly short sell up to 25% of the value of its total assets.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Risks

Fixed Income Securities Risks

Call Risk — The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons, including if there are declining interest rates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities or securities with greater credit risks.

Credit Risk — The risk that an issuer of a fixed income security, or a counterparty to a derivative contract, is unable or unwilling to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might decrease, and/or the Fund could lose the entire amount of its investment.

Extension Risk — The risk that if interest rates rise, prepayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-backed securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Interest Rate Risk — The risk that fixed income securities will decline in value because of an increase in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Market Risk — The risk that the value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. Additionally, the prices of securities in which the Fund invests are affected by the economy. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock or bond markets based on negative developments in the U.S. and global economies.

Liquidity Risk — The risk that the lack of an active market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Although the Fund is normally able to sell loans within seven days, a substantial portion of the loans held by the Fund will also experience delayed settlement beyond that period, which can impair the ability of the Fund to pay redemptions or to re-invest proceeds, or may require the Fund to borrow to meet redemptions. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations (e.g., the Volcker Rule) may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

High Yield (“Junk Bond”) Risk — The risk that high yield securities, sometimes referred to as “junk bonds,” are subject to greater levels of credit, call, and liquidity risks. High yield securities are considered speculative and may be more volatile than investment grade securities, and issuers of high yield securities are generally more vulnerable to adverse economic events and more likely to encounter financial difficulties than issuers with higher credit ratings.

Defaulted Securities Risk — The risk of the uncertainty of repayment of defaulted securities (i.e., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a distressed issuer, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.

Foreign Investment Risk — The risk that investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of domestic issuers. This may be due to smaller markets, differing reporting, accounting and auditing standards, less government supervision, changes in currency rates and exchange control regulations, increased risk of delayed settlement of portfolio transactions, and the risk of unfavorable foreign government actions, including seizure or nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid, more difficult to value, and more volatile than securities of domestic issuers.

Emerging Markets Risk — The risk that the value of the Fund’s investments in emerging markets will decline due to the greater degree of economic, political and social instability of emerging market countries as compared to developed countries, and the risk that emerging market debt may also be of lower credit quality and subject to a greater risk of default.

Foreign Currency Risk — The risk that foreign currencies will change in value relative to the U.S. dollar and affect the value of the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies.

Issuer Risk — The risk that the value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods or services, the historical and prospective earnings of the issuer, and the value of the issuer’s assets.

Derivatives Risk — The risk of investing in derivative instruments (such as options, futures, and swaps), including liquidity, interest rate, market, credit and management risks, as well as risks related to mispricing or complex valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate, or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty will not fulfill its contractual obligations to the Fund, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or required to be cleared by a regulated clearinghouse, credit risk resides with the Fund’s clearing broker or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulations relating to a mutual fund’s use of derivatives could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and/or adversely affect the value of derivatives and the Fund’s performance.

Leveraging Risk — The risk that certain transactions of the Fund, such as repurchase or reverse repurchase agreements or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. Leverage entails a heightened risk of loss for the Fund, including potentially the loss of all assets.

Loan Risk — Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high yield securities. Commercial banks, financial institutions, and institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.

Loans may be difficult to value, may have wide bid-ask spreads and may be illiquid, which could adversely affect an investment in the Fund. If the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and the Fund’s rights to the collateral may be limited by bankruptcy or insolvency laws. There may also be limited public information available regarding the loan and the relevant borrower(s). Transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In addition, unlike stocks and bonds, loans are not registered and otherwise may not be treated as securities under the U.S. federal securities laws, meaning investors in loans have less protection against improper practices than investors in securities that are registered under or are otherwise subject to the protections of the securities laws.

Management Risk — The risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds or benchmarks because of the Adviser’s choice of investments. There is no guarantee that the investment objective of the Fund will be achieved.

New Fund Risk – The Fund is new, has no operating history, and as a result prospective investors have no track record or history on which to base their investment decisions. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time, without shareholder approval, and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur the expenses of liquidation.

Portfolio Turnover Risk — The risk that active and frequent trading of the Fund’s portfolio securities will lead to higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund. A high rate of portfolio turnover is 100% or more.

Asset-Backed and Mortgage-Backed Securities Investment Risk — The risk that the impairment of the value of the collateral underlying the security in which the Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. During periods of falling interest rates, the securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

Restricted Securities Risk — The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Short Sales Risk — Short sales are speculative investments that will cause the Fund to lose money if the value of the security sold short does not go down, as the Adviser expects. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other mutual funds.

Sovereign Debt Risk — The risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt, or otherwise in a timely manner. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country.

Unrated Securities Risk — The risk that unrated securities may be less liquid than comparably rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

U.S. Government Securities Risk — The risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goals. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available by calling 800-613-4924 or 312-557-1402.

Management

Investment Adviser. Rimrock Capital Management, LLC

Portfolio Managers.

The following portfolio managers have been jointly and primarily responsible for the day-to-day management of the Fund since its inception in June 2019:

Jesse Brettingen, Senior Vice President of the Adviser

Julian Maldonado, Senior Vice President of the Adviser

Ryan Rattet, Senior Vice President of the Adviser

Erik Wayda, Senior Vice President of the Adviser

Purchase and Sale of Fund Shares

The Fund’s shares are offered on a continuous basis at net asset value (“NAV”) per share.

The minimum initial investment for Investor Class Shares is $5,000. The Fund reserves the right to waive this minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.

If you are considering investing in the Fund, contact the Fund at 800-613-4924 or 312-557-1402. The Adviser will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened directly with the Fund by wire transfer, by check purchase or through an exchange of securities. These options are also available to existing shareholders. You also may purchase Fund shares through certain financial intermediaries.

You may sell (redeem) your shares on any day when both the New York Stock Exchange (“NYSE”) and the Fund’s custodian are open for business (“Business Day”). Redemption requests must be in writing and sent to the Fund’s transfer agent in one of the following ways:

By Mail — Send to:

Regular Mail

Rimrock Core Bond Fund

P.O. Box 4766

Chicago, IL 60680-4766

Express Mail

Rimrock Core Bond Fund c/o The Northern Trust Company

801 S Canal Street C5S

Chicago, IL 60607

You may also sell (redeem) your shares through your financial intermediary.

Tax Information

The distributions made by the Fund are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax adviser regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, such as a bank, the Fund and its related companies may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.